UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K/A
Amendment No. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 28, 2011
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Gran Tierra Energy Inc.
(Exact name of Registrant as specified in its charter)

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Nevada	000-52594	98-0479924
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

300, 625 - 11th Avenue S.W.
Calgary, Alberta, Canada T2R 0E1
(Address of principal executive offices)

 (403) 265-3221
 (Registrant’s telephone number, including area code)
______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On July 1, 2011, Gran Tierra Energy Inc. filed a Current Report on Form 8-K (the “Original Report”) with the Securities and Exchange Commission reporting the voting results from its Annual Meeting of Stockholders held on June 28, 2011. The sole purpose of this Current Report on Form 8-K/A is to disclose Gran Tierra Energy Inc.’s decision regarding how frequently it will hold an advisory vote on compensation of its named executive officers, which is included at the end of Item 5.07 below.  No other changes have been made to the Original Report.

Item 5.07.                      Submission of Matters to a Vote of Security Holders

Gran Tierra Energy Inc. held its Annual Meeting of Stockholders on June 28, 2011. The following is a brief description of each matter voted upon at the Annual Meeting, as well as the final tally of the number of votes cast for or withheld for each director, and for or against each other matter (or in the case of proposal 3, the votes for one year, two years and three years), and the number of abstentions and broker non-votes with respect to each matter. A more complete description of each matter is set forth in the Gran Tierra Energy’s definitive proxy statement filed with the Securities and Exchange Commission on May 2, 2011.

1.  Gran Tierra Energy’s stockholders elected each of the directors proposed by Gran Tierra Energy for re-election, to serve until Gran Tierra Energy’s 2012 Annual Meeting of Stockholders or until his respective successor has been elected and qualified. The tabulation of votes on this matter was as follows:

Nominee	Shares Voted For	Shares Withheld
Dana Coffield	152,406,562	121,389
Jeffrey Scott	148,979,041	3,548,910
Verne Johnson	149,064,598	3,463,353
Nicholas G. Kirton	152,316,422	211,529
Ray Anthony	112,301,811	40,226,140
J. Scott Price	147,544,683	4,983,268
Gerald Macey	152,400,604	127,347

There were 36,236,526 broker non-votes for this proposal.

2.              Gran Tierra Energy’s stockholders approved, on an advisory basis, a resolution approving the compensation of Gran Tierra Energy’s named executive officers, as disclosed in Gran Tierra Energy’s proxy statement.  The tabulation of votes on this matter was as follows:

Shares voted for: 146,834,714
Shares voted against: 618,939
Shares abstaining: 5,074,298
Broker non-votes 36,236,526

3.              Gran Tierra Energy’s stockholders approved, on an advisory basis, a resolution approving the preferred frequency of stockholder advisory votes on the compensation of Gran Tierra Energy’s named executive officers, of one year.  The tabulation of votes on this matter was as follows:

Shares voted for one year:99,896,738
Shares voted for two years: 268,839
Shares voted for three years:50,635,183
Shares abstaining: 1,727,191
Broker non-votes 36,236,526

4.              Gran Tierra Energy’s stockholders ratified the selection of Deloitte & Touche LLP as the independent registered public accounting firm of Gran Tierra Energy for its fiscal year ending December 31, 2011. The tabulation of votes on this matter was as follows:

Shares voted for: 188,199,877
Shares voted against: 386,175
Shares abstaining: 178,425
Broker non-votes 0

Gran Tierra Energy has determined, in light of and consistent with the vote of the Gran Tierra Energy stockholders as to the preferred frequency of stockholder advisory votes on the compensation of Gran Tierra Energy’s named executive officers, to include a stockholder advisory vote on the compensation of Gran Tierra Energy’s named executive officers in its annual meeting proxy materials each year until the next advisory vote on the frequency of stockholder votes on the compensation of Gran Tierra Energy’s named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gran Tierra Energy Inc.

By:	/s/ Martin Eden
	Name:	Martin Eden
	Title:	Chief Financial Officer

 Dated:  August 4, 2011